UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 14, 2023

SABRA HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue	Suite 550	Irvine	CA	92612
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number including area code: (888) 393-8248
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SBRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) The annual meeting of stockholders of the Company (the “Annual Meeting”) was held on June 14, 2023.
(b) At the Annual Meeting, the Company’s stockholders (i) elected the eight nominees identified in the table below to the Board of Directors of the Company to serve until the Company’s 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (“Election of Directors”), (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Auditor Ratification”), (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2023 (“Advisory Compensation Vote”), and (iv) approved, on an advisory basis, a one-year frequency for future advisory votes on named executive officer compensation (“Advisory Frequency Vote”). Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Against	Abstain	Broker Non-Votes
Craig A. Barbarosh	162,465,172	20,910,431	278,107	19,852,000
Katie Cusack	181,594,072	1,818,582	241,056	19,852,000
Michael J. Foster	177,034,413	6,341,006	278,291	19,852,000
Lynne S. Katzmann	179,479,231	3,926,471	248,008	19,852,000
Ann Kono	181,594,647	1,795,306	263,757	19,852,000
Jeffrey A. Malehorn	180,490,787	2,894,640	268,283	19,852,000
Richard K. Matros	174,321,956	9,047,392	284,362	19,852,000
Clifton J. Porter II	180,847,109	2,511,833	294,768	19,852,000

Auditor Ratification

For	Against	Abstain	Broker Non-Votes
201,471,309	1,833,522	200,879	—

Advisory Compensation Vote

For	Against	Abstain	Broker Non-Votes
173,851,746	9,364,923	437,041	19,852,000

Advisory Frequency Vote

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
177,124,473	221,336	6,010,377	297,524	19,852,000
(d) On June 14, 2023, following the Annual Meeting, the Company’s Board of Directors agreed that an advisory vote on named executive compensation would be held annually until the next required vote on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

Date: June 14, 2023	/S/ MICHAEL COSTA
	Name:	Michael Costa
	Title:	Chief Financial Officer, Secretary and Executive Vice President